DISCONTINUED OPERATIONS, SIGNIFICANT DISPOSALS AND OTHER BUSINESS EXITS	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS, SIGNIFICANT DISPOSALS AND OTHER BUSINESS EXITS	DISCONTINUED OPERATIONS, SIGNIFICANT DISPOSALS AND OTHER BUSINESS EXITS
Summary of Discontinued Operations
The Company’s results from Discontinued operations consisted of residual activities related to the sales of the Egg Banking plc credit card business in 2011 and the German retail banking business in 2008. All Discontinued operations results are recorded within Corporate/Other.
The following table summarizes financial information for all Discontinued operations:

In millions of dollars	2021	2020	2019
Total revenues, net of interest expense	$—	$—	$—
Income (loss) from discontinued operations	$7	$(20)	$(31)
Benefit for income taxes	—	—	(27)
Income (loss) from discontinued operations, net of taxes	$7	$(20)	$(4)

Cash flows from Discontinued operations were not material for any period presented.

Significant Disposals
The following transactions were identified as significant disposals that are recorded within the Legacy Franchises segment, including the assets and liabilities that were reclassified to held-for-sale within Other assets and Other liabilities on the Consolidated Balance Sheet and the Income (loss) before taxes (benefits) related to each business.

Agreement to Sell Australia Consumer Banking Business
On August 9, 2021, Citi entered into an agreement to sell its Australia consumer banking business, which is part of the Legacy Franchises operating segment. The sale, which is subject to regulatory approvals and other closing conditions, is expected to close in the first half of 2022. As of December 31, 2021, Citi reported the business as held-for-sale, resulting in a pretax loss on sale of approximately $700 million recorded in Other revenue ($600 million after-tax), subject to closing adjustments. The loss on sale primarily reflected the impact of a pretax $625 million currency translation adjustment (CTA) loss (net of hedges) ($475 million after-tax) already reflected in the Accumulated other comprehensive income (AOCI) component of equity. Upon closing, the CTA-related balance will be removed from the AOCI component of equity, resulting in a neutral CTA impact to Citi’s Common Equity Tier 1 Capital. Income before taxes, excluding the above referenced pretax loss on sale, for the Australia consumer banking business was as follows:

In millions of dollars	2021	2020	2019
Income before taxes	$306	$181	$302
The following assets and liabilities for the Australia consumer banking business were identified and reclassified to held-for-sale within Other assets and Other liabilities on the Consolidated Balance Sheet at December 31, 2021:

In millions of dollars	December 31, 2021
Assets
Cash and deposits with banks	$24
Loans (net of allowance of $242 million at December 31, 2021)	8,813
Goodwill and intangible assets	257
Other assets	81
Total assets	$9,175
Liabilities
Deposits	$7,034
Long-term debt	479
Other liabilities	171
Total liabilities	$7,684

Agreement to Sell Philippines Consumer Banking Business
On December 23, 2021, Citi entered into an agreement to sell its Philippines consumer banking business, which is part of the Legacy Franchises operating segment. The sale, which is subject to regulatory approvals and other closing conditions, is expected to close in the second half of 2022 and result in an after-tax gain upon closing. Income before taxes for the period in which the individually significant component was classified as held-for-sale and for all prior periods was as follows:

In millions of dollars	2021	2020	2019
Income before taxes	$145	$42	$196

The following assets and liabilities for the Philippines consumer banking business were identified and reclassified to held-for-sale within Other assets and Other liabilities on the Consolidated Balance Sheet at December 31, 2021:

In millions of dollars	December 31, 2021
Assets
Cash and deposits with banks	$20
Loans (net of allowance of $96 million at December 31, 2021)	1,132
Goodwill	244
Other assets, advances to/from subsidiaries	588
Other assets	63
Total assets	$2,047
Liabilities
Deposits	$1,373
Other liabilities	76
Total liabilities	$1,449
Sale of Mexico Asset Management Business
On September 21, 2018, Citi completed the sale of its Mexico asset management business, which was part of the Legacy Franchises operating segment. As part of the sale, Citi derecognized total assets of $137 million and total liabilities of $41 million. The transaction resulted in a pretax gain on sale of approximately $250 million (approximately $150 million after-tax) recorded in Other revenue in 2018. Further, Citi and the buyer entered into a 10-year services framework agreement, with Citi acting as the distributor in exchange for an ongoing fee.
Income before taxes for the divested business, excluding the pretax gain on sale, was as follows:

In millions of dollars	2021	2020	2019
Income before taxes	$—	$—	$123

Other Business Exits

Wind-Down of Korea Consumer Banking Business
On October 25, 2021, Citi announced its decision to wind down and close its Korea consumer banking business, which is reported in the Legacy Franchises operating segment. In connection with the announcement, Citibank Korea Inc. (CKI) commenced a voluntary early termination program (Korea VERP). Due to the voluntary nature of this termination program, no liabilities for termination benefits are recorded until CKI makes formal offers to employees that are then irrevocably accepted by those employees. Related charges are recorded as Compensation and benefits.
For the year ended December 31, 2021, Citigroup recorded pretax charges of approximately $1.1 billion, composed of gross charges connected to the Korea VERP.
The following table summarizes the reserve charges related to the Korea VERP and other initiatives reported in the Legacy Franchises operating segment:

In millions of dollars	2021
Employee termination costs (pretax)
Original reserve charges	$1,052
Utilization	(1)
Foreign exchange	3
Balance at December 31, 2021	$1,054
The total estimated cash charges for the termination program are approximately $1.1 billion, most of which were recognized in 2021. Citi expects to recognize the remaining charges throughout 2022, as voluntary retirements are phased in and irrevocably accepted in order to minimize business and operational impacts.